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                                                                   EXHIBIT 10.44
                                              *CONFIDENTIAL TREATMENT REQUESTED.
                         CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.


                           FIRST AMENDMENT TO LEASE


                                LEASE EXPANSION
                                ---------------

THIS FIRST AMENDMENT TO LEASE ("Amendment") by and between NEXCOMM ASSET ACQUISITION I, LP, a Texas limited partnership ("Landlord"), and EQUINIX, INC., a Delaware corporation ("Tenant"), is executed as of the 18th day of April 2000 ("Execution Date").

                                  WITNESSETH
                                  ----------

WHEREAS, Landlord and Tenant have heretofore entered into that certain Lease dated January 21, 2000, (the "Lease"), under the terms of which Landlord leased to Tenant certain "Premises" located in the "Building" (as those terms are defined in the Lease);

WHEREAS, Tenant desires to expand the Premises (currently identified as Suite [*]), to include Suite [*] ("Expansion Space") which includes approximately [*] "Rentable Square Feet" (as that term is defined in the Lease) in the Building as outlined on the floor plan attached hereto as Exhibit "A" and incorporated herein by reference for all purposes. The Premises, after the addition of the Expansion Space, shall contain a total of approximately [*] Rentable Square Feet ("Expanded Premises");

NOW, THEREFORE, for and in consideration of the Premises, the mutual covenants contained herein and in the Lease, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, Landlord and Tenant hereby covenant and agree as follows:

1.   DEFINED TERMS.  Terms defined in the Lease and delineated herein by initial
     -------------
     capital letters shall have the same meaning ascribed thereto in the Lease, except to the extent that the meaning of such term is specifically modified by the provisions hereof. In addition, other terms not defined in the Lease but defined herein will, when delineated with initial capital letters, have the meanings ascribed thereto in this Amendment. Terms and phrases which are not delineated by initial capital letters shall have the meanings commonly ascribed thereto.

2.   EXPANSION OF PREMISES.  From and after the Execution Date, the Premises
     ---------------------
     shall mean the Expanded Premises and Landlord shall commence the work required to demolish the improvements as required to return the Expansion Space to shell condition.

________________
*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
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     Tenant, within two (2) weeks following the Execution Date, shall be deemed to commence occupancy of the Expansion Space for the purpose of equipping, furnishing, and improving the Expansion Space.

3.   EXPANSION RENTAL COMMENCEMENT DATE.  The Expansion Rental Commencement Date
     ----------------------------------
     shall mean the earlier of June 1, 2000 or the issue date of the Certificate of Occupancy for the Premises. Base Rent shall be adjusted accordingly if the Expansion Rental Commencement Date is other than June 1, 2000. In that regard, after delivery of Expansion Space, Landlord shall have no obligation to make any improvements or modifications to the Expansion Space.

4.   LEASE TERM.  From and after the Expansion Rental Commencement Date, the
     ----------
     Lease Term shall mean a term commencing on the Expansion Rental Commencement Date and continue for one hundred twenty (120) full calendar months.

5.   BASE RENT.  From and after the Execution Date, Section 1.1a of the Lease
     ---------
     shall be amended as follows with respect to the amount of Base Rent payable with respect to the Expansion Space:

          From the Execution Date until the Expansion Rental Commencement Date, Base Rent shall be increased by [*] Dollars ($[*]),

          From the Expansion Rental Commencement Date through May 31, 2002, Base Rent shall be increased by [*] Dollars ($[*]) per month,

          From June 1, 2002 through May 31, 2004, Base Rent shall be increased by [*] Dollars ($[*]) per month,

          From June 1, 2004 through May 31, 2006, Base Rent shall be increased by [*] Dollars ($[*]) per month,

          From June 1, 2006 through May 31, 2008, Base Rent shall be increased by [*] Dollars ($[*]) per month, and

          From June 1, 2008 through May 31, 2010, Base Rent shall be increased by [*] Dollars ($[*]) per month.

6.   TENANT'S PROPORTIONATE SHARE as defined in Section 1.17 under this Lease is
     ----------------------------
     hereinafter increased by [*] percent in regards to the Expansion Space for a total of [*] percent with regards to the Expanded Premises.

7.   RENTABLE SQUARE FEET.  Section 1.1.o of the Lease "Rentable Square Feet" is
     --------------------
     deleted in its entirety and hereinafter replaced with the following:
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*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

          shall mean the Usable Square Feet within the Premises, together with an additional amount representing a portion of the Common Areas, Service Areas and other non-tenant space on floors one (1) through six
          (6) in the Building. For purposes of this Lease, the parties have agreed that the Expanded Premises shall be deemed to consist of [*] Rentable Square Feet and floors one (1) through six (6) of the Building shall be deemed to consist of [*] Rentable Square Feet. However, both Landlord and Tenant acknowledge that neither of these figures was calculated by measuring the Common Areas, Service Areas and other non-tenant spaces in the Building and that neither Landlord nor Tenant shall have a right to demand remeasurement or recalculation of the Rentable Square Feet applicable to the Premises or the Building

8.   EXHIBITS.  The Exhibits attached to this Amendment are hereby incorporated
     --------
     herein and hereby made a part of this Amendment.

9.   COMMISSIONS.  Landlord and Tenant hereby indemnify and hold each other
     -----------
     harmless against any loss, claim, expense or liability with respect to any commissions due or brokerage fees claimed on account of the execution of this Amendment due to any action of the indemnifying party.

10.  EFFECT OF AMENDMENT.  Except as expressly amended by the provisions hereof,
     -------------------
     the terms and provisions contained in the Lease shall continue to govern the rights and obligations of the parties; and all provisions and covenants in the Lease shall remain in full force and effect as stated therein, except to the extent specifically modified by the provisions of this Amendment. This Amendment and the Lease shall be construed as one instrument.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.

                         LANDLORD
                         NEXCOMM ASSET ACQUISITION I, LP,
                         a Texas limited partnership

                              By: NeXcomm GP I, Inc., a Texas corporation,
                                  Its general partner

                                  By:  /s/ Phillip J. Wise
                                      ------------------------------------
                                  Name: Phillip J. Wise
                                  Title: President
_______________
*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
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                                    TENANT
                                    EQUINIX, INC., a Delaware corporation

                                         By:  /s/ Albert M. Avery
                                             ------------------------------

                                         Name: Albert M. Avery

                                         Title: CEO

Exhibit "A" - Designation of Expansion Space
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                                  EXHIBIT "A"
                                  -----------

     To FIRST Amendment to Lease ("Amendment") By and Between NEXCOMM ASSET
          ACQUISITION I, LP, as Landlord and EQUINIX, INC., as Tenant

--------------------------------------------------------------------------------

                        DESIGNATION OF EXPANSION SPACE
                        ------------------------------
                       (For illustrative purposes only)


                  [Graphic of Floor Plan of Expansion Space]